UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Institutional International Core Equity Fund	April 30, 2015

Highlights

●Stocks in non-U.S. developed markets posted good gains over the past six months, but a stronger U.S. dollar ate into returns for dollar-based investors.

●The Institutional International Core Equity Fund returned 6.51% for the six-month period ended April 30, 2015. The fund trailed the MSCI EAFE Index but outpaced its Lipper peer group average

●Holdings in the consumer discretionary, consumer staples, and industrials and business services sectors registered double-digit gains, but our utilities and energy shares declined in a challenging environment for energy-related stocks.

●International equity valuations appear fuller than they did just a few months ago, and many of the easy gains are gone, but we continue to leverage our global research platform to uncover opportunities in companies that are successful at controlling costs and growing profits amidst modest economic growth.

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Core Equity Fund

Dear Investor

Stocks in non-U.S. developed markets advanced in the six months ended April 30, 2015, benefiting from ongoing easy monetary policy; expectations of economic recovery in key overseas markets, particularly Europe; and falling energy prices. While highly stimulative monetary policies in Europe and Japan appear to have raised optimism about renewed economic growth, they have also contributed to a sharp decrease in the value of the euro and yen, which has eroded returns for dollar-based investors. The Institutional International Core Equity Fund performed reasonably well in this environment and generated solid gains for the period.

As shown in the Performance Comparison table, your fund returned 6.51% for the six months ended April 30, 2015. The fund trailed the MSCI EAFE Index for the period but outpaced its Lipper peer group average. The portfolio’s sector performance was largely positive. The consumer discretionary, consumer staples, industrials and business services, and information technology sectors registered double-digit gains. Health care, financials, materials, and telecommunication services followed with more modest gains. Our utilities and energy holdings declined in a challenging environment for energy-related stocks.

Market Environment

Stocks in developed European markets generated solid gains, although the gains moderated toward the end of the reporting period. Late in 2014, eurozone equities received strong support from investor expectations for the European Central Bank (ECB) to launch a large-scale quantitative easing (QE) program involving purchases of eurozone sovereign debt. In January, the ECB announced that it would indeed begin QE in earnest, and, beginning in March 2015, the central bank began purchasing €60 billion per month of euro-denominated securities issued by eurozone governments, agencies, and institutions. With interest rates already near or below 0%, one of the ECB’s primary, if unspoken, goals is to weaken the euro, thereby making European exports more competitive and adding to economic growth in 2015 and 2016. Low energy prices and reduced fiscal drag provided additional support. Major European currencies weakened considerably versus the U.S. dollar, which eroded returns for dollar-based investors.

Japanese equities posted strong returns, rising more than 20% in local currency terms and nearly 13% in U.S. dollars. A weaker yen, coupled with lower oil prices, helped many Japanese companies lower costs and generate higher revenues and earnings. The Bank of Japan (BoJ) continued its stimulus measures to keep interest rates low, battle deflationary pressures, and boost domestic consumption. Domestic consumption, however, remains stagnant, real personal incomes are declining, and economic growth continues to be sluggish. The Japanese Government Pension Investment Fund’s ongoing reallocation of assets from bonds to stocks, which began in 2014, also supported Japanese equities.

Equity returns for emerging markets generally lagged developed markets. Stocks in some countries, including Brazil and India, declined amid heightened concerns about inflation, weakening currencies, and political uncertainties. However, other emerging markets, such as China, South Korea, and the Philippines, performed well as lower oil prices, more positive expectations for economic growth, and reform-minded governments created a tailwind for equity prices. Overall, investors remain wary of emerging markets that are exposed to rising U.S. interest rates—the nations that are the most dependent on external funding being the most at risk—and Asian markets that are vulnerable to an economic slowdown in China. Official estimates suggest that the Chinese economy expanded at a 7.0% annualized pace in the first quarter, but the government said that it expects growth to slow to 6.8% in the second quarter. We note that some economic data suggest that economic growth in China actually is falling significantly short of the government’s official statistics. Many investors believe that the Chinese central bank will enact more stimulative measures in the near term, which benefited its stock market.

Portfolio Highlights and Positioning

The portfolio’s consumer discretionary shares generated strong gains for the six-month period, led by holdings in the media and automobile industries. Global advertising agency WPP (UK) benefited from economic recoveries in key developed markets, attractive growth in its emerging markets businesses, and progress in its push into digital advertising. Pay TV platform Sky (UK) was a solid performer amid economic recovery in the UK and expectations for increased demand in core Continental markets. Volkswagen (Germany) enjoyed strong demand for its high-quality, high-margin Porsche and Audi brands, as well as favorable growth expectations for the VW brand in China. Toyota Motor (Japan) has recovered from a recall-induced downturn a couple of years ago and is seeing robust global sales growth. Toyota builds a larger share of its automobiles in Japan than some other manufacturers and, therefore, benefited from a weaker yen, which tends to make Japanese exports more competitive. We initiated a position in the A-shares of European cable operator Liberty Global (UK). Liberty has a long-term opportunity to take share in broadband and telephony due to superior products. The company’s combination of strong free cash flow and shareholder-friendly management are key positives for the stock. Casino operator Wynn Macau (Hong Kong) struggled due to slowing economic growth in China and an ongoing corruption crackdown. Overall, valuations in the sector look relatively reasonable, but recent gains have made it harder to find attractive investment opportunities. We remain significantly overweight to the sector relative to the benchmark. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our industrials and business services stocks fared well during the period, but we remain underweight to the sector because we believe current valuations are not justified against a backdrop of relatively modest global economic growth. Industrial conglomerate Hutchison Whampoa (Hong Kong) and transportation logistics provider Toll Holdings (Australia) were among our better performers. Hutchison rose early in 2015 after the company announced a restructuring plan to simplify its relationship with parent Cheung Kong Holdings and spin off property assets into a separate entity. The deal should create balance sheet capacity and could lead to future dividend increases. It could also be a herald of further restructuring that would benefit shareholders. Toll shares climbed in mid-February after the company announced that logistics and courier company Japan Post had made an acquisition offer that was significantly above the stock’s price. Commercial engine manufacturer Rolls-Royce (UK) and global engineering and construction firm Bouygues (France) also performed well. Due to its significant energy exposure, Danish industrial conglomerate Maersk was pressured by the sharp decline in oil prices over the period. However, we continue to see value in the stock due to strong operational performance in its container business, which makes up 70% of its net income, as well as management’s demonstrated capital discipline. Japanese trading firm Mitsui weighed on results, due largely to continued weakness in commodity and oil prices. Given the decline in prices, we felt shares were fairly valued and exited our position.

Our financial stocks posted moderate gains. Financials represents the portfolio’s largest sector allocation, and we continue to find select opportunities in companies where investors have yet to fully price in a normalizing environment going forward. Insurers Ping An Insurance (China) and Tokio Marine Holdings (Japan) were among our strongest contributors. Ping An is a Chinese financial conglomerate—with life insurance and nonlife insurance businesses, a bank, and a securities business—that continues to benefit from long-term secular growth in China’s financial services market. Tokio Marine Holdings is one of Japan’s largest property and casualty insurers and is enjoying improved profitability in its domestic business. We initiated a position in European insurer Aviva (UK). The market’s lukewarm reaction to Aviva’s acquisition of Friends Life Group in December offered us an opportunity to own a company that should post industry-leading earnings growth as well as strong dividend growth over the coming years. Insurers AXA (France) and AIA Group (Hong Kong) also helped performance, and we exited our position in insurer Swiss Life (Switzerland) as we believe ultra-low interest rates will be an increasing headwind.

Small positions in the utilities and energy sectors hindered results for the period. Although prices for many energy-related stocks have fallen sharply, we remain underweight to the sector. Most of the factors that contributed to the steep fall in oil prices remain in place: tepid global economic growth, a strong U.S. dollar, growing North American shale oil production, and Saudi Arabia’s refusal to cut production to support prices. Over time, low prices will eventually weed out the higher-cost suppliers and those with weak balance sheets, but until then, we expect continued weakness in global energy markets. Global power generator GDF Suez (France) struggled with weak demand and low energy prices. However, the company enjoys strong international growth, pays a good dividend, and the stock is attractively valued. Uncertainty surrounding the outcome of the British parliamentary elections and the potential for increased regulatory control hurt UK utility SSE, but the surprise election victory of the Conservatives relieves these concerns. A steep drop in oil prices punished our energy holdings, including Statoil (Norway), Eni (Italy), and Royal Dutch Shell (UK/Netherlands). We eliminated our position in oil and gas exploration company Seven Generations Energy (Canada). Should this low-price environment persist, the company could be forced to raise capital through issuing new equity, which would dilute value for existing shareholders.

From a geographic perspective, the portfolio is heavily focused on Europe. We are particularly optimistic about the UK, where we traditionally find a number of high-quality companies with shareholder-friendly management teams operating in a stable political and regulatory environment. The UK government has done a relatively good job getting its fiscal house in order since the global financial crisis of 2008–2009, and the economy has responded with surprisingly strong growth. We also have sizable allocations to Germany, France, and Switzerland. Japan represents our second-largest country allocation. We are encouraged by recent incentives for companies to focus on corporate profitability and shareholder returns. However, we remain modestly underweight versus the benchmark due to concerns about sluggish economic growth and the government’s ability to follow through on a long list of outstanding structural reforms. The Pacific Rim accounts for a significant portion of the portfolio, with Australia, Singapore, and Hong Kong among our larger allocations. Emerging markets account for approximately 5% of the portfolio.

Investment Outlook

Europe’s economy appears to have firmed over recent quarters, and we expect modest improvement in 2015 as a weaker euro boosts exports. Low energy prices, reduced fiscal drag, and large-scale quantitative easing by the ECB should continue to prove beneficial. Although pockets of weakness remain, particularly on the periphery, unemployment has fallen in most countries and is likely to fall further as the recovery gradually broadens. However, we have yet to see whether recent economic improvements will have staying power over the long term, and durable earnings growth at the corporate level must come through in order to justify current valuations. While quantitative easing may provide a boost to the region’s economy, it is not without risks and does not address the profound structural challenges that led to the downturn.

Japan’s economy emerged from a tax-induced recession in the fourth quarter of 2014, but consumer spending and wage growth remain muted. The BoJ is pumping trillions of yen into the economy to keep interest rates low, stimulate modest inflation, and keep the currency more competitive. The aggressive stimulus measures have succeeded in driving up the prices of some imported goods, but they have also weakened purchasing power and dampened domestic consumption. So far, the government’s mix of monetary, fiscal, and structural policies still have not had a broad and lasting impact on low inflation and sluggish growth.

Conditions in emerging markets continue to diverge. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies like Brazil. Some other developing countries, such as India, are showing signs of improvement. While there is significant divergence across developing countries in terms of economic growth, inflation, and fiscal health, many export-oriented companies should benefit from modest U.S. economic growth and a stronger U.S. dollar. Near-term risks include a worse-than-expected slowdown in China or a crisis in its financial system, a sharper-than-expected rise in U.S. interest rates as the Fed normalizes its monetary policy, and geopolitical turmoil. Overall, emerging markets equity valuations are below historical averages, but there is a wide variation between inexpensive but challenged cyclical shares and shares of higher-quality consumer companies.

We are also mindful of the risks posed by the massive expansion of government and central bank balance sheets resulting from fiscal and monetary stimulus measures in the years since the global financial crisis, particularly in developed markets. Unless policymakers take effective measures to address the extraordinary debt accrued over the past few years, they will have less room to maneuver during the next economic downturn. While monetary stimulus can boost economic growth, its effect can’t last without reforms to address underlying structural problems in labor markets, tax and regulatory regimes, and fiscal policies. In addition, concerns about potentially more onerous tax and regulatory policies in many countries are weighing on business investment and growth. On the other hand, we note that this uncertainty also serves to increase the barriers to entry in many businesses, which is a positive for the profit margins of existing companies.

Good investments have become harder to find in the global market environment. Nevertheless, we will continue to rely on our independent global research platform to uncover compelling opportunities, focusing on companies that are able to grow earnings and cash flow through sound business models and capital allocation regardless of short-term economic uncertainty.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Core Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Core Equity Fund
April 30, 2015 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/15	Value 10/31/14
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ -	$ 141	$ 1
Totals			$ -	$ 141	$ 1

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 141
Dividend income	-
Interest income	-
Investment income	$ -
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Core Equity Fund
April 30, 2015 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $115,432)	$	134,004
Dividends receivable		417
Receivable for investment securities sold		214
Foreign currency (cost $41)		42
Cash		5
Other assets		552
Total assets		135,234
Liabilities		
Payable for investment securities purchased		215
Investment management fees payable		61
Payable for shares redeemed		30
Due to affiliates		10
Other liabilities		313
Total liabilities		629
NET ASSETS	**$**	**134,605**
Net Assets Consist of:		
Undistributed net investment income	$	955
Accumulated undistributed net realized loss		(3,740)
Net unrealized gain		18,563
Paid-in capital applicable to 10,596,295 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		118,827
NET ASSETS	**$**	**134,605**
NET ASSET VALUE PER SHARE	**$**	**12.70**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/15
Investment Income (Loss)	
Dividend income (net of foreign taxes of $149)	$ 1,643
Expenses	
Investment management	355
Prospectus and shareholder reports	6
Custody and accounting	79
Registration	21
Legal and audit	17
Miscellaneous	7
Reductions of fees and expenses	
Investment management fees waived	(74)
Total expenses	411
Net investment income	1,232
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	246
Foreign currency transactions	(17)
Net realized gain	229
Change in net unrealized gain / loss	
Securities	7,581
Other assets and liabilities denominated in foreign currencies	3
Change in net unrealized gain / loss	7,584
Net realized and unrealized gain / loss	7,813
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 9,045**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/15	Year Ended 10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,232	$ 3,046
Net realized gain (loss)	229	(1,668)
Change in net unrealized gain / loss	7,584	(659)
Increase in net assets from operations	9,045	719
Distributions to shareholders		
Net investment income	(2,870)	(1,729)
Capital share transactions*		
Shares sold	35,024	8,987
Distributions reinvested	2,870	1,718
Shares redeemed	(161)	(1,015)
Increase in net assets from capital share transactions	37,733	9,690
Net Assets		
Increase during period	43,908	8,680
Beginning of period	90,697	82,017
End of period	**$ 134,605**	**$ 90,697**
Undistributed net investment income	955	2,593
*Share information		
Shares sold	3,001	728
Distributions reinvested	251	141
Shares redeemed	(13)	(80)
Increase in shares outstanding	3,239	789

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Core Equity Fund
April 30, 2015 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Core Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 27, 2010. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $45,218,000 and $9,323,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2014, the fund had $3,719,000 of available capital loss carryforwards, which expire as follows: $134,000 in fiscal 2019; $3,585,000 have no expiration.

At April 30, 2015, the cost of investments for federal income tax purposes was $115,742,000. Net unrealized gain aggregated $18,253,000 at period-end, of which $23,101,000 related to appreciated investments and $4,848,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2017. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $74,000 were waived during the six months ended April 30, 2015. Including these amounts, management fees waived in the amount of $502,000 remain subject to repayment by the fund at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (after including management fee waivers and/or expenses paid by the Advisor pursuant to the expense limitation) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015